                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): November 22, 2004

                    Blonder Tongue Laboratories, Inc.
           (Exact Name of registrant as specified in its charter)

   Delaware          1-14120                    52-1611421
(State or other    (Commission File Number) (I.R.S. Employer
jurisdiction of                              Identification No.)
incorporation)

                One Jake Brown Road, Old Bridge, New Jersey 08857
               (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code: (732) 679-4000

                         Not Applicable
          (Former name or former address, if changed since last report)

Item 2.02. Results of Operations and Financial Condition

On November 22, 2004, Blonder Tongue  Laboratories,  Inc. issued a press release announcing its unaudited financial results for the third quarter ended September
30, 2004. A copy of the press release is attached to this Report as Exhibit 99.1 and is  incorporated  herein by  reference.  The  information  disclosed in this report,  including  Exhibit 99.1  hereto,  is being  furnished  and shall not be deemed  "filed" for  purposes of Section 18 of the  Securities  Exchange  Act of
1934.

Item 9.01. Financial Statements and Exhibits

     (a) Not applicable

     (b) Not applicable

     (c) The following exhibits are filed herewith:

     Exhibit 99.1         Press Release dated November 22, 2004.

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                          BLONDER TONGUE LABORATORIES, INC.

                          By:  /s/Eric Skolnik
                               Eric Skolnik
                               Senior Vice President and Chief Financial Officer

Date: November 22, 2004

                                  EXHIBIT INDEX

Exhibit No.           Description

Exhibit 99.1          Press Release of Blonder Tongue Laboratories, Inc. dated
                      November 22, 2004 regarding  unaudited  financial results
                      for the third quarter ended September 30, 2004